INTANGIBLE ASSETS	12 Months Ended
Jun. 30, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS
Note 3 – INTANGIBLE ASSETS

The Company’s methodology for allocating the purchase price relating to purchase acquisitions is determined through established and generally accepted valuation techniques.

The process of evaluating the potential impairment of goodwill and intangible assets requires significant judgment, especially in emerging markets. The Company regularly monitors current business conditions and other factors including, but not limited to, adverse industry or economic trends, restructuring actions and lower projections of profitability that may impact future operating results.

A summary of the Company’s technology and intangible assets as of June 30, 2015 and 2014 is set forth below:

	2015	2014
TA-270
Original Cost	$580,178	$739,562
Less: Accumulated Amortization	(261,080)	(249,790)
Balance at the end of year	319,098	489,772

Goodwill	434,000	517,179

Total	$753,098	$1,006,951

The amortisation of TA-270 is over 10 years as detailed in Note 1- Intangible assets acquired separately.

The Company amortizes its statutory-based intangible assets with finite lives using the straight-line method over the estimated economic lives of the assets, ranging from 1 to 15 years. For the fiscal year 2015 and 2014, amortization expense was charged of $63,427 and $69,793 respectively. Concurrent with the acquisition of Mariposa Australia, the remaining asset value of TA-270 of $319,098 will be amortized over a period of 10 years, the remaining expected useful life of those assets.

As of June 30, 2015, future estimated amortization expense is expected to be as follows:

June 30, 2016	$31,910
June 30, 2017	31,910
June 30, 2018	31,910
June 30, 2019	31,910
June 30, 2020	31,910
June 30, 2021	31,910
June 30, 2022	31,910
June 30, 2023	31,910
June 30, 2024	31,909
June 30, 2025	31,909
$319,098